UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2013

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 11, 2013, Fairway Group Holdings Corp. (the “Company”) will present at the William Blair 33rd Annual Growth Stock Conference in Chicago, Illinois. Attached as Exhibit 99.1 are the slides that will be presented. These slides will be available on the Company’s website at www.fairwaymarket.com.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1                              William Blair 33rd Annual Growth Stock Conference presentation slides—June 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 2013	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Executive Vice President—Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 99.1	William Blair 33rd Annual Growth Stock Conference presentation slides—June 11, 2013.